UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2020

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 370 – 17th Street, Suite 1700 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Introductory Note

As previously announced, on January 24, 2020, Encana Corporation (now known as Ovintiv Canada ULC following the Reorganization (as defined below), and referred to herein as “Encana” or “Ovintiv Canada”) completed its previously announced reorganization transactions (the “Reorganization”), pursuant to which, among other things, Ovintiv Inc. (“Ovintiv”) became the parent company of Encana and its subsidiaries. In addition, as previously reported, in connection with the Reorganization, Ovintiv assumed Encana’s obligations under the Ovintiv Indentures (as defined below) and the Ovintiv Notes (as defined below) pursuant to supplemental indentures (the “Assumption Supplemental Indentures”) to the Ovintiv Indentures.

As further described below, Ovintiv and Ovintiv Canada have entered into supplemental indentures pursuant to which and subject to the terms thereof (i) Ovintiv has fully and unconditionally guaranteed payment on the Newfield Notes (as defined below) and (ii) Ovintiv Canada has fully and unconditionally guaranteed payment on the Ovintiv Notes (as defined below).

Supplemental Indentures

(a)	Ovintiv guarantee of Newfield’s outstanding notes

On January 27, 2020, Ovintiv, as (new) guarantor, entered into a sixth supplemental indenture (the “Newfield Supplemental Indenture”) with Newfield, as issuer, Ovintiv Canada, as (existing) guarantor, and U.S. Bank National Association, a national banking association (“U.S. Bank”), as trustee, to the senior indenture, dated as of February 28, 2001 (as amended and supplemented, the “Newfield Indenture”) between Newfield and U.S. Bank, as successor trustee to Wachovia Bank, National Association (formerly First Union National Bank), pursuant to which Ovintiv agreed to fully and unconditionally guarantee (the “Ovintiv Guarantee”) the due and punctual payment of the principal of, premium, if any, and interest on Newfield’s (i) 5 3/4% senior notes due 2022 (the “2022 Newfield Notes”), issued pursuant to a second supplemental indenture, dated as of September 30, 2011, to the Newfield Indenture, (ii) 5 5/8% senior notes due 2024 (the “2024 Newfield Notes”), issued pursuant to a third supplemental indenture, dated as of June 26, 2012, to the Newfield Indenture, and (iii) 5 3/8% senior notes due 2026 (the “2026 Newfield Notes” and together with the 2022 Newfield Notes and the 2024 Newfield Notes, the “Newfield Notes”), issued pursuant to a fourth supplemental indenture, dated as of March 10, 2015, to the Newfield Indenture, which Newfield Notes constitute all of the issued and outstanding series of debt securities issued pursuant to the Newfield Indenture as of the date hereof. As of the date hereof, the Newfield Notes are outstanding in the following aggregate principal amounts: $750 million of 2022 Newfield Notes; $1 billion of 2024 Newfield Notes; and $700 million of 2026 Newfield Notes.

The Newfield Supplemental Indenture provides that the Ovintiv Guarantee shall be automatically and unconditionally released and discharged, and Ovintiv shall be automatically and unconditionally released and discharged from all of its obligations under the Ovintiv Guarantee and its obligations under the Newfield Indenture, without any action by Newfield, Ovintiv or U.S. Bank, upon (i) satisfaction and discharge of the Newfield Indenture or (ii) legal defeasance of the Newfield Notes, each in accordance with the terms of the Newfield Indenture. All other material terms of the Newfield Indenture and the Newfield Notes remain unchanged.

The Newfield Indenture provides for customary events of default, which are applicable to the Ovintiv Guarantee. These customary events of default, which are set forth in Article 5 of the Newfield Indenture, include but are not limited to nonpayment of principal or interest, breach of covenants in the Newfield Indenture and certain events of bankruptcy. Generally, if an event of default occurs, U.S. Bank or holders of at least 25% in aggregate principal amount of the then outstanding Newfield Notes of the affected series may declare such Newfield Notes to be immediately due and payable.

The foregoing description of the Newfield Supplemental Indenture does not purport to be complete and is qualified in its entirety by the actual Newfield Supplemental Indenture, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the Newfield Indenture has been previously filed as an exhibit to Encana’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Commission on February 28, 2019.

(b)	Ovintiv Canada guarantee of Ovintiv’s outstanding notes

On January 27, 2020, Ovintiv Canada, as (new) guarantor, Ovintiv, as issuer, Newfield, as (existing) guarantor and The Bank of New York Mellon, as trustee (“BNYM”), entered into: (i) the fifth supplemental indenture (the “2000 Supplemental Indenture”), to the indenture, dated as of September 15, 2000 (as amended and supplemented, the “2000 Indenture”), between Ovintiv (as successor issuer) and BNYM, as trustee; (ii) the third supplemental indenture (the “2003 Supplemental Indenture”) to the indenture, dated as of October 2, 2003 (as amended and supplemented, the “2003 Indenture”), between Ovintiv (as successor issuer) and BNYM, as trustee; (iii) the seventh supplemental indenture (the “2001 Supplemental Indenture”) to the indenture, dated as of November 5, 2001 (as amended and supplemented, the “2001 Indenture”), between Ovintiv (as successor issuer) and BNYM, as successor trustee to The Bank of Nova Scotia Trust Company of New York; (iv) the third supplemental indenture (the “2007 Supplemental Indenture”) to the indenture, dated as of August 13, 2007 (as amended and supplemented, the “2007 Indenture”), between Ovintiv (as successor issuer) and BNYM, as trustee; and (v) the third supplemental indenture (the “2011 Supplemental Indenture” and together with the 2000 Supplemental Indenture, the 2003 Supplemental Indenture, the 2001 Supplemental Indenture and the 2007 Supplemental Indenture, the “Ovintiv Supplemental Indentures”) to the indenture, dated as of November 14, 2011 (as amended and supplemented, the “2011 Indenture” and together with the 2000 Indenture, the 2003 Indenture, the 2001 Indenture and the 2007 Indenture, the “Ovintiv Indentures”), between Encana and BNYM, as trustee.

Pursuant to the Ovintiv Supplemental Indentures, Ovintiv Canada agreed to fully and unconditionally guarantee (collectively, the “Ovintiv Canada Guarantees”) the due and punctual payment of the principal of, premium, if any, and interest on Ovintiv’s (i) 3.90% notes due November 15, 2021 (the “2021 Notes”), (ii) 8.125% notes due September 15, 2030 (the “2030 Notes”), (iii) 7.20% notes due November 1, 2031 (the “7.2% 2031 Notes”), (iv) 7.375% notes due November 1, 2031 (the “7.375% 2031 Notes”), (v) 6.50% notes due August 15, 2034 (the “2034 Notes”), (vi) 6.625% notes due August 15, 2037 (the “2037 Notes”), (vii) 6.50% notes due February 1, 2038 (the “2038 Notes”), and (viii) 5.15% notes due November 15, 2041 (the “2041 Notes” and collectively, the “Ovintiv Notes”), which Ovintiv Notes constitute all of the issued and outstanding series of debt securities issued pursuant to the Ovintiv Indentures as of the date hereof. All other material terms of the Ovintiv Indentures and the Ovintiv Notes remain unchanged. As of the date hereof, the Ovintiv Notes are outstanding in approximately the following aggregate principal amounts: $600 million of 2021 Notes; $300 million of 2030 Notes; $350 million of 7.2% 2031 Notes; $500 million of 7.375% 2031 Notes; $750 million of 2034 Notes; $462 million of 2037 Notes; $505 million of 2038 Notes; and $244 million of 2041 Notes.

Each Ovintiv Supplemental Indenture provides that the applicable Ovintiv Canada Guarantee shall be automatically and unconditionally released and discharged, and Ovintiv Canada shall be automatically and unconditionally released and discharged from all of its obligations under such Ovintiv Canada Guarantee and its obligations under the applicable Ovintiv Indenture, without any action by Ovintiv, Ovintiv Canada or BNYM, upon the occurrence of any of the following: (i) such time as Ovintiv Canada’s guarantees of the Newfield Notes are released and discharged, whether because such Newfield Notes have matured or have been redeemed or repurchased and cancelled, or otherwise; (ii) satisfaction and discharge of such Ovintiv Indenture, in accordance with the terms thereof; or (iii) legal defeasance of the applicable Ovintiv Notes, in accordance with the terms of such Ovintiv Indenture. All other material terms of the Ovintiv Indentures and the Ovintiv Notes remain unchanged.

Each Ovintiv Indenture provides for customary events of default, which are applicable to the Ovintiv Canada Guarantees. These customary events of default, which are set forth in Article 5 of each Ovintiv Indenture, include but are not limited to nonpayment of principal or interest, breach of covenants in the applicable Ovintiv Indenture and certain events of bankruptcy. Generally, if an event of default occurs, BNYM or holders of at least 25% in aggregate principal amount of the then outstanding Ovintiv Notes of the affected series may declare such Ovintiv Notes to be immediately due and payable.

The foregoing descriptions of the Ovintiv Supplemental Indentures do not purport to be complete and are qualified in their entirety by the actual Ovintiv Supplemental Indentures, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Copies of the Ovintiv Indentures have been previously filed as exhibits to Encana’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Commission on February 28, 2019 and copies of the Assumption Supplemental Indentures have been previously filed as exhibits to Ovintiv’s Current Report on Form 8-K filed with the Commission on January 28, 2020.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above under the heading “Supplemental Indentures” is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

4.1

Sixth Supplemental Indenture, dated as of January 27, 2020, among Ovintiv Inc., as Guarantor, Newfield Exploration Company, as Issuer, Ovintiv Canada ULC, as Guarantor, and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee, to the Senior Indenture

4.2

Fifth Supplemental Indenture, dated as of January 27, 2020, among Ovintiv Canada ULC, as Guarantor, Ovintiv Inc., as Issuer, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of September 15, 2000 between Ovintiv Inc. (as successor issuer) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee

4.3

Third Supplemental Indenture, dated as of January 27, 2020, among Ovintiv Canada ULC, as Guarantor, Ovintiv Inc., as Issuer, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of October 2, 2003, between Ovintiv Inc. (as successor issuer) and The Bank of New York Mellon, as Trustee

4.4

Seventh Supplemental Indenture, dated as of January 27, 2020, among Ovintiv Canada ULC, as Guarantor, Ovintiv Inc., as Issuer, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of November 5, 2001, between Ovintiv Inc. (as successor issuer) and The Bank of New York Mellon, as successor Trustee to The Bank of Nova Scotia Trust Company of New York

4.5

Third Supplemental Indenture, dated as of January 27, 2020, among Ovintiv Canada ULC, as Guarantor, Ovintiv Inc., as Issuer, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of August 13, 2007, between Ovintiv Inc. (as successor issuer) and The Bank of New York Mellon, as Trustee

4.6

Third Supplemental Indenture, dated as of January 27, 2020, among Ovintiv Canada ULC, as Guarantor, Ovintiv Inc., as Issuer, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of November 14, 2011, between Ovintiv Inc. (as successor issuer) and The Bank of New York Mellon, as Trustee

EXHIBIT INDEX

4.1

Sixth Supplemental Indenture, dated as of January  27, 2020, among Ovintiv Inc., as Guarantor, Newfield Exploration Company, as Issuer, Ovintiv Canada ULC, as Guarantor, and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee, to the Senior Indenture

4.2

Fifth Supplemental Indenture, dated as of January  27, 2020, among Ovintiv Canada ULC, as Guarantor, Ovintiv Inc., as Issuer, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of September  15, 2000 between Ovintiv Inc. (as successor issuer) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee

4.3

Third Supplemental Indenture, dated as of January  27, 2020, among Ovintiv Canada ULC, as Guarantor, Ovintiv Inc., as Issuer, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of October  2, 2003, between Ovintiv Inc. (as successor issuer) and The Bank of New York Mellon, as Trustee

4.4

Seventh Supplemental Indenture, dated as of January  27, 2020, among Ovintiv Canada ULC, as Guarantor, Ovintiv Inc., as Issuer, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of November  5, 2001, between Ovintiv Inc. (as successor issuer) and The Bank of New York Mellon, as successor Trustee to The Bank of Nova Scotia Trust Company of New York

4.5

Third Supplemental Indenture, dated as of January  27, 2020, among Ovintiv Canada ULC, as Guarantor, Ovintiv Inc., as Issuer, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of August  13, 2007, between Ovintiv Inc. (as successor issuer) and The Bank of New York Mellon, as Trustee

4.6

Third Supplemental Indenture, dated as of January  27, 2020, among Ovintiv Canada ULC, as Guarantor, Ovintiv Inc., as Issuer, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of November  14, 2011, between Ovintiv Inc. (as successor issuer) and The Bank of New York Mellon, as Trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2020

Ovintiv Inc.

By:	/s/ Dawna I. Gibb
Name: Title:	Dawna I. Gibb Assistant Corporate Secretary